Exhibit 99.1

NEWS RELEASE

2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334) 613-4034
(334) 613-4500

ALFA CORPORATION REPORTS SECOND QUARTER 2006 RESULTS

Montgomery, Alabama (August 4, 2006) — Alfa Corporation (NASDAQ:ALFA) today announced financial results for the three and six months ended June 30, 2006. Operating income for the quarter was $24,428,642, or $0.30 per diluted share, compared with operating income of $27,332,929, or $0.34 per diluted share, for the second quarter of 2005, a per share decrease of 11.3%. Net income, which includes net realized investment gains, was $25,508,448, or $0.31 per diluted share, for the second quarter of 2006, compared with $28,555,161, or $0.35 per diluted share in 2005, a per share decrease of 11.4%. Premiums and policy charges for the second quarter of 2006 increased 9.5% to $170,853,431.

The financial results for the three months ended June 30, 2006, included the write off of approximately $5,490,000 of loans in Alfa Financial Corporation, a wholly owned subsidiary of Alfa Corporation. This write-off reduced net income by approximately $3,568,000, or $0.04 per diluted share, for the second quarter of 2006. As previously announced, during the second quarter the Company detected irregularities in certain loan transactions within Alfa Financial Corporation. As a result of these findings, the Company initiated an intense investigation, the timing of which caused a delay in the previously scheduled earnings release. This investigation was conducted with the assistance of special legal counsel and outside forensic accountants, who determined that these fraudulent transactions were limited to the acts of a single agent. Although, there is the potential for a partial insurance recovery and recoveries from civil actions the amount and timing of these cannot be estimated at this time.

For the six months ended June 30, 2006, operating income was $44,483,721 compared with operating income of $48,177,076 for the first six months of 2005. On a per share basis, operating income decreased 8.3% to $0.55 per diluted share for the six-month period in 2006 compared with $0.60 per diluted share for the same period in 2005. After net realized investment gains, net income was $45,645,890, or $0.56 per diluted share, for the first six months of 2006, compared with net income of $50,125,505, or $0.62 per diluted share, for the same period in 2005, a per share decrease of 9.5%. Premiums and policy charges increased 9.9% to $339,847,894 for the first six months of 2006.

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Alfa Reports Second-Quarter Results

August 4, 2006

Alfa’s Chairman, President and Chief Executive Officer, Jerry A. Newby, said, “With the exception of this unfortunate incident, we posted solid financial results for another quarter. We worked swiftly and diligently to determine the nature and scope of these fraudulent transactions. We committed a great deal of time and resources to the implementation, documentation and testing of our control environment. As a result, I am confident that we have identified the full extent of this activity and taken appropriate measures to ensure that this situation has been remedied. We believe Alfa is made up of an outstanding group of dedicated employees who are committed to excellence, integrity, and exceeding customer expectations. The acts of one individual do not change this.”

Alfa Corporation will host a conference call on Friday, August 4, at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 1-800-475-3716 or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the NASDAQ Global Select Market under the symbol ALFA.

The associated investor supplement package for the second quarter ended June 30, 2006, may be found by clicking on the web cast link in the “Invest in Alfa” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/2q06fsq.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies – including political, economic, regulatory, climatic, competitive, legal, and technological – any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

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Alfa Reports Second-Quarter Results

August 4, 2006

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended June 30,			Statistics		Three Months Ended June 30,
	2006	2005	% Change	2006	2005	2006	2005	% Change
Revenues
Premiums – Property and Casualty Insurance	298,250,971	270,950,049	10.08			150,835,039	138,169,019	9.17
Premiums – Life Insurance	22,839,703	20,303,738	12.49			11,093,850	9,212,787	20.42
Policy Charges – Life Insurance	18,757,220	18,023,169	4.07			8,924,542	8,693,743	2.65
Net Investment Income	40,800,741	45,894,589	(11.10)			16,825,077	22,914,262	(26.57)
Other Income	13,404,208	11,935,287	12.31			6,034,463	4,846,210	24.52

Total Revenues	394,052,843	367,106,832	7.34			193,712,971	183,836,021	5.37

Benefits and Expenses
Benefits & Settlement Expenses	228,131,475	213,258,810	6.97	57.90	58.09	109,311,786	101,530,231	7.66
Dividends to Policyholders	2,085,958	2,021,825	3.17	0.53	0.55	970,959	944,351	2.82
Amortization of Deferred Policy Acquisition Costs	61,250,061	53,529,672	14.42	15.54	14.58	30,525,438	27,693,546	10.23
Other Operating Expenses	41,765,883	32,514,038	28.45	10.60	8.86	19,728,392	15,217,483	29.64

Total Expenses	333,233,377	301,324,345	10.59	84.57	82.08	160,536,575	145,385,611	10.42

Income Before Provision for Income Taxes	60,819,466	65,782,487	(7.54)	15.43	17.92	33,176,396	38,450,410	(13.72)
Provision For Income Taxes	16,335,745	17,605,411	(7.21)	26.86	26.76	8,747,754	11,117,481	(21.32)

Operating Income	44,483,721	48,177,076	(7.67)			24,428,642	27,332,929	(10.63)
Realized Investment Gains, Net of Tax	1,162,169	1,948,429	(40.35)			1,079,806	1,222,232	(11.65)

Net Income	45,645,890	50,125,505	(8.94)			25,508,448	28,555,161	(10.67)

Operating Income Per Share – Basic	0.55	0.60	(7.89)			0.30	0.34	(10.90)

Operating Income Per Share – Diluted	0.55	0.60	(8.26)			0.30	0.34	(11.33)

Net Income Per Share – Basic	0.57	0.63	(9.15)			0.32	0.36	(10.94)

Net Income Per Share – Diluted	0.56	0.62	(9.52)			0.31	0.35	(11.37)

Dividends Per Share	0.2100	0.1875	12.00			0.1100	0.1000	10.00

Average Shares Outstanding – Basic	80,315,256	80,124,054	0.24			80,325,375	80,082,617	0.30

Average Shares Outstanding – Diluted	81,131,983	80,609,351	0.65			81,179,210	80,538,612	0.80

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

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ALFA Reports Second-Quarter Results

August 4, 2006

ALFA CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS

	(Unaudited)
	June 30, 2006	December 31, 2005(1)	% Change
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $82,106 in 2006 and $93,578 in 2005)	$78,525	$88,330	-11.10%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,450,244,708 in 2006 and $1,394,823,078 in 2005)	1,434,502,184	1,419,708,095	1.04%
Equity Securities Available for Sale, at fair value (cost $105,310,910 in 2006 and $96,668,040 in 2005)	110,639,970	107,020,104	3.38%
Policy Loans	63,370,356	62,101,204	2.04%
Collateral Loans	129,945,844	124,667,449	4.23%
Commercial Leases	1,758,334	2,515,084	-30.09%
Other Long-Term Investments	86,157,287	61,961,072	39.05%
Other Long-Term Investments in Affiliates	129,918,602	138,457,224	-6.17%
Short-Term Investments	85,512,290	84,861,880	0.77%

Total Investments	2,041,883,392	2,001,380,442	2.02%
Cash	31,296,647	37,228,639	-15.93%
Accrued Investment Income	17,362,196	16,858,408	2.99%
Accounts Receivable	88,188,127	72,622,465	21.43%
Reinsurance Balances Receivable	6,375,002	6,648,204	-4.11%
Deferred Policy Acquisition Costs	221,649,127	204,253,919	8.52%
Goodwill	13,924,306	13,924,306	0.00%
Other Intangible Assets (net of accumulated amortization of $1,025,100 in 2006 and $683,400 in 2005)	8,082,900	8,424,600	-4.06%
Other Assets	21,983,684	20,478,836	7.35%

Total Assets	$2,450,745,381	$2,381,819,819	2.89%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals—Property and Casualty Insurance	$162,696,323	$159,639,886	1.91%
Policy Liabilities and Accruals—Life Insurance Interest-Sensitive Products	631,593,992	600,994,074	5.09%
Policy Liabilities and Accruals—Life Insurance Other Products	201,989,039	197,140,294	2.46%
Unearned Premiums	244,001,163	220,456,047	10.68%
Dividends to Policyholders	11,566,567	11,662,085	-0.82%
Premium Deposit and Retirement Deposit Funds	5,353,533	5,741,071	-6.75%
Deferred Income Taxes	14,781,872	29,118,958	-49.24%
Other Liabilities	82,503,896	74,147,175	11.27%
Due to Affiliates	16,313,672	22,249,975	-26.68%
Commercial Paper	215,762,599	213,790,443	0.92%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	32,395,419	20,887,635	55.09%

Total Liabilities	1,688,958,075	1,625,827,643	3.88%

Commitments and Contingencies
Stockholders’ Equity:
Preferred Stock, $1 par value	—	—	0.00%
Shares authorized: 1,000,000
Issued: None
Common Stock, $1 par value	83,783,024	83,783,024	0.00%
Shares authorized: 110,000,000
Issued: 83,783,024
Outstanding: 80,273,355 in 2006 and 80,284,018 in 2005
Capital in Excess of Par Value	25,204,499	21,171,462	19.05%
Accumulated Other Comprehensive Income	(4,585,930)	21,699,859	-121.13%

(unrealized gains (losses) on securities available for sale, net of tax of ($4,066,294) in 2006 and $22,105,684 in 2005; unrealized gains (losses) on interest rate swap contract, net of tax of $308,116 in 2006 and ($11,265) in 2005; unrealized (losses) on other long-term investments, net of tax of ($827,752) in 2006 and ($394,560) in 2005)

Retained Earnings	696,282,867	667,535,056	4.31%
Treasury Stock, at cost	(38,897,154)	(38,197,225)	1.83%

(shares, 3,509,669 in 2006 and 3,499,006 in 2005)
Total Stockholders’ Equity	761,787,306	755,992,176	0.77%

Total Liabilities and Stockholders’ Equity	$2,450,745,381	$2,381,819,819	2.89%

Book Value per share	$9.49	$9.42

(1) Derived from audited financial statements

–END–

Alfa Corporation Investor Supplement Second Quarter 2006

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in Form 10-K.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Ratios		Three Months Ended June 30,			Ratios
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
INCOME STATEMENT
Revenues
Automobile Premiums	$187,480	$166,852	12.4			$94,981	$85,398	11.2
Homeowner Premiums	102,849	96,496	6.6			51,341	48,944	4.9
Other Premiums	7,922	7,602	4.2			4,513	3,827	17.9

Total Premiums - Property and Casualty Insurance	298,251	270,950	10.1	100.0%	100.0%	150,835	138,169	9.2	100.0%	100.0%
Net Investment Income	18,547	18,238	1.7			8,868	8,927	(0.7)
Other Income	6,833	4,222	61.8			3,419	2,326	47.0

Total Revenues	323,631	293,410	10.3			163,122	149,422	9.2
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	159,882	153,868	3.9	53.6%	56.8%	77,871	77,423	0.6	51.6%	56.0%
Incurred Losses (Storm)	13,805	11,635	18.7	4.6%	4.3%	3,893	—	100.0	2.6%	0.0%
Loss Adjustment Expense	14,548	10,456	39.1	4.9%	3.9%	7,504	5,897	27.3	5.0%	4.3%

Total Benefits, Claims, Losses and Settlement Expenses	188,235	175,959	7.0	63.1%	65.0%	89,268	83,320	7.1	59.2%	60.3%
Amortization of Deferred Policy Acquisition Costs	56,143	48,697	15.3	18.8%	18.0%	28,363	25,335	12.0	18.8%	18.3%
Other Operating Expenses	26,730	16,497	62.0	9.0%	6.1%	12,963	7,511	72.6	8.6%	5.4%

Total Operating Expenses	82,873	65,194	27.1	27.8%	24.1%	41,326	32,846	25.8	27.4%	23.7%

Total Benefits, Losses and Expenses	271,108	241,153	12.4	90.9%	89.1%	130,594	116,166	12.4	86.6%	84.0%

Income Before Provision for Income Taxes	52,523	52,257	0.5			32,528	33,256	(2.2)
Provision For Income Taxes	13,925	12,719	9.5			8,791	9,216	(4.6)

Operating Income *	38,598	39,538	(2.4)			23,737	24,040	(1.3)
Realized Investment Gains (Losses), Net of Tax	(1,014)	211	(580.6)			(325)	(4)	(8,025.0)

Net Income	$37,584	$39,749	(5.4)			$23,412	$24,036	(2.6)

Operating Income Per Share - Diluted *	$0.48	$0.49	(3.0)			$0.29	$0.30	(2.0)
Net Income Per Share- Diluted	$0.46	$0.49	(6.1)			$0.29	$0.30	(3.4)

Operating Return on Equity*	17.3%	18.5%

Return on Equity*	17.1%	18.6%

Other Key Information
Earned Premium by Region
Alabama	$225,249	$218,372	3.1	75.5%	80.6%	$112,934	$110,007	2.7	74.9%	79.6%
Georgia	17,256	16,649	3.6	5.8%	6.1%	8,661	8,385	3.3	5.7%	6.1%
Mississippi	21,217	19,347	9.7	7.1%	7.1%	10,776	9,859	9.3	7.1%	7.1%
VA Mutual	10,705	10,787	(0.8)	3.6%	4.0%	5,376	5,476	(1.8)	3.6%	4.0%
Vision	23,824	5,795	311.1	8.0%	2.1%	13,088	4,442	194.6	8.7%	3.2%

Total Earned Premium	$298,251	$270,950	10.1	100.0%	100.0%	$150,835	$138,169	9.2	100.0%	100.0%

Incurred Losses by Region (Non-storm)
Alabama	$120,125	$120,687	(0.5)	53.3%	55.3%	$58,009	$60,826	(4.6)	51.4%	55.3%
Georgia	10,706	12,592	(15.0)	62.0%	75.6%	5,192	6,575	(21.0)	59.9%	78.4%
Mississippi	9,550	12,220	(21.8)	45.0%	63.2%	4,461	4,540	(1.7)	41.4%	46.0%
VA Mutual	4,438	4,777	(7.1)	41.5%	44.3%	1,944	2,764	(29.7)	36.2%	50.5%
Vision	15,063	3,592	319.3	63.2%	62.0%	8,265	2,718	204.1	63.1%	61.2%

Total Incurred Losses	$159,882	$153,868	3.9	53.6%	56.8%	$77,871	$77,423	0.6	51.6%	56.0%

Lapse Ratio: Preferred and Standard Classes *	3.35%	3.31%				3.27%	3.21%
Net Written Premium by LOB
Automobile	$202,594	$183,187	10.6			$94,005	$86,586	8.6
Homeowner	107,526	107,817	(0.3)			56,671	54,446	4.1
Other	9,279	8,640	7.4			4,744	4,287	10.7

Total Net Written Premium	$319,399	$299,644	6.6			$155,420	$145,319	7.0

Net Written Premium by Region
Alabama	$232,735	$225,980	3.0			$116,283	$113,665	2.3
Georgia	17,727	17,079	3.8			8,577	8,295	3.4
Mississippi	23,915	20,270	18.0			12,360	10,033	23.2
VA Mutual	9,389	20,467	(54.1)			4,964	5,172	(4.0)
Vision	35,633	15,848	124.8			13,236	8,154	62.3

Total Net Written Premium	$319,399	$299,644	6.6			$155,420	$145,319	7.0

Data may differ from actual due to rounding.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Ratios		Three Months Ended June 30,			Ratios
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$22,349	$19,787	12.9			$11,094	$9,213	20.4
Universal Life Policy Charges	10,795	10,280	5.0			5,403	5,198	3.9
Universal Life Policy Charges - COLI	2,478	2,262	9.5			779	703	10.8
Interest-sensitive Life Policy Charges	5,484	5,481	0.1			2,742	2,792	(1.8)
Group Life Insurance Premiums	491	517	(5.0)			—	—	0.0

Total Premiums and Policy Charges - Life Insurance	41,597	38,327	8.5	100.0%	100.0%	20,018	17,906	11.8	100.0%	100.0%
Net Investment Income	27,306	25,289	8.0			13,716	13,062	5.0
Other Income	—		0.0			—	—	0.0

Total Revenues	68,903	63,616	8.3			33,734	30,968	8.9
Benefits, Claims, Losses and Settlement Expenses	40,248	36,272	11.0	96.8%	94.6%	20,267	17,888	13.3	101.2%	99.9%
Dividends to Policyholders	2,086	2,022	3.2	5.0%	5.3%	971	944	2.9	4.9%	5.3%
Amortization of Deferred Policy Acquisition Costs	5,894	5,167	14.1	14.2%	13.5%	2,950	2,693	9.5	14.7%	15.0%
Other Operating Expenses	6,778	5,431	24.8	16.3%	14.2%	2,763	2,441	13.2	13.8%	13.6%

Total Benefits, Losses and Expenses	55,006	48,892	12.5	132.3%	127.6%	26,951	23,966	12.5	134.6%	133.8%

Income Before Provision for Income Taxes	13,897	14,724	(5.6)			6,783	7,002	(3.1)
Provision For Income Taxes	4,308	4,588	(6.1)			2,074	1,978	4.9

Operating Income	9,589	10,136	(5.4)			4,709	5,024	(6.3)
Realized Investment Gains, Net of Tax	2,204	1,736	27.0			1,433	1,225	17.0

Net Income	$11,793	$11,872	(0.7)			$6,142	$6,249	(1.7)

Operating Income Per Share - Diluted	$0.12	$0.13	(6.0)			$0.06	$0.06	(7.0)
Net Income Per Share - Diluted	$0.15	$0.15	(1.3)			$0.08	$0.08	(2.5)

Operating Return on Equity	6.9%	7.2%

Return on Equity	8.3%	8.5%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$7,188	$4,007	79.4			$2,956	$2,002	47.7
Universal Life	1,913	2,300	(16.8)			807	916	(11.9)
Interest-sensitive Life	1,050	1,252	(16.1)			453	593	(23.6)

Total Issued New Business Premium by LOB	$10,151	$7,559	34.3			$4,216	$3,511	20.1

Annualized New Business Premium by Region
Alabama	$8,790	$6,497	35.3			$3,595	$2,994	20.1
Georgia	720	542	32.8			314	240	30.8
Mississippi	641	520	23.3			307	277	10.8

Total Issued New Business Premium by Region	$10,151	$7,559	34.3			$4,216	$3,511	20.1

Actual vs. Expected Mortality Ratio *	101%	87%				106%	85%
Persistency Ratio *	91.2%	91.0%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Three Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$803	$907	(11.5)	$288	$84	242.9
Loan Income (net of expense)	(3,318)	2,089	(258.8)	(4,473)	1,131	(495.5)
Other Net Investment Income	4	1,204	(99.7)	(157)	647	(124.3)

Total Net Investment Income	(2,511)	4,200	(159.8)	(4,342)	1,862	(333.2)
Fee/Commission Income - Agency Operations	18,728	11,834	58.3	7,917	5,459	45.0
Other Income	662	759	(12.8)	318	319	(0.3)

Total Other Income	19,390	12,593	54.0	8,235	5,778	42.5

Total Revenues	16,879	16,793	0.5	3,893	7,640	(49.0)
Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	1,624	1,492	8.8	891	754	18.2
Other Operating Expenses - Loan/Lease Operations	2,344	3,337	(29.8)	1,070	1,644	(34.9)
Other Operating Expenses - Agency Operations	15,226	10,238	48.7	6,182	4,727	30.8
Other Operating Expenses - Other Operations	366	141	159.6	20	188	(89.4)

Total Benefits, Losses and Expenses	19,560	15,208	28.6	8,163	7,313	11.6

Income Before Provision for Income Taxes	(2,681)	1,585	(269.1)	(4,270)	327	(1,405.8)
Provision For Income Taxes	(875)	501	(274.7)	(1,464)	127	(1,252.8)

Operating Income	(1,806)	1,084	(266.6)	(2,806)	200	(1,503.0)
Realized Investment Gains (Losses), Net of Tax	(27)	2	(1,450.0)	(27)	2	(1,450.0)

Net Income	$(1,833)	$1,086	(268.8)	$(2,833)	$202	(1,502.5)

Operating Income Per Share - Diluted	$(0.02)	$0.01	(265.5)	$(0.03)	$0.00	(1,491.9)
Net Income Per Share - Diluted	$(0.02)	$0.01	(267.7)	$(0.03)	$0.00	(1,491.4)

Operating Return on Equity	0.8%	(0.1%)

Return on Equity	0.7%	(0.1%)

Other Key Information

	6/30/06	6/30/05	% Change
Alfa Financial Corporation:
Loan Portfolio	$129,674	$117,323	10.5
Loan Portfolio Yield *	7.66%	7.16%
Loan Gross Charge-offs	$506	$349
Loan Net Charge-offs	$5,958	$281
Loan Delinquency Ratio *	1.36%	1.25%
MidCountry Financial Corporation:
Carrying Value (42% and 43% ownership at 6/30/06 and 6/30/05, respectively)	$54,320	$52,959	2.6
Equity in Net Earnings	$803	$907	(11.5)
Return on Carried Value *	3.0%	3.4%

Data may differ from actual due to rounding.

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Six Months Ended June 30,			Three Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
INCOME STATEMENT
Revenues
Investment Loss	$(474)	$(727)	34.8	$(273)	$(337)	19.0
Interest Expense	(2,068)	(1,104)	(87.3)	(1,144)	(600)	(90.7)

Total Net Investment Loss	(2,542)	(1,831)	(38.8)	(1,417)	(937)	(51.2)
Other Income	(12,819)	(4,881)	(162.6)	(5,620)	(3,259)	(72.4)

Total Revenues	(15,361)	(6,712)	(128.9)	(7,037)	(4,196)	(67.7)
Benefits, Losses and Expenses
Claims and Settlement Expenses	(1,974)	(464)	(325.4)	(1,115)	(432)	(158.1)
Amortization of Deferred Policy Acquisition Costs	(787)	(335)	(134.9)	(787)	(335)	(134.9)
Other Operating Expenses	(9,677)	(3,130)	(209.2)	(3,269)	(1,294)	(152.6)

Total Benefits, Claims, Losses and Settlement Expenses	(12,438)	(3,929)	(216.6)	(5,171)	(2,061)	(150.9)

Loss Before Provision for Income Taxes	(2,923)	(2,783)	(5.0)	(1,866)	(2,135)	12.6
Provision For Income Taxes	(1,022)	(203)	(403.4)	(653)	(203)	(221.7)

Operating Income (Loss)	(1,901)	(2,580)	26.3	(1,213)	(1,932)	37.2
Realized Investment Gains (Losses), Net of Tax	—	—	0.0	—	—	0.0

Net Income (Loss)	$(1,901)	$(2,580)	26.3	$(1,213)	$(1,932)	37.2

Operating Income (Loss) Per Share - Diluted	$(0.02)	$(0.03)	26.8	$(0.01)	$(0.02)	37.7
Net Income (Loss) Per Share - Diluted	$(0.02)	$(0.03)	26.8	$(0.01)	$(0.02)	37.7

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

		Six Months Ended June 30,			Yields		Three Months Ended June 30,			Yields
		2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
Alfa Corporation Consolidated Investment Portfolio - Other Key Information
Net Investment Income and Pre-tax Yield:
Fixed Income Securities		$38,952	$38,326	1.6	5.6%	5.9%	$19,495	$19,626	(0.7)	5.6%	6.0%[1]
Equity Securities		2,277	1,442	57.9	4.2%	2.7%	1,313	892	47.2	4.8%	3.3%
Collateral Loans		4,933	3,961	24.5			2,590	2,041	26.9
Commercial Leases		94	3,145	(97.0)			46	1,569	(97.1)
Other Investment Income		10,627	8,443	25.9			4,782	3,447	38.7
Interest Expense		(7,268)	(4,957)	(46.6)			(3,846)	(2,631)	(46.2)
Investment Expenses		(8,815)	(4,466)	(97.4)			(7,554)	(2,030)	(272.1)

Total Net Investment Income		$40,800	$45,894	(11.1)			$16,826	$22,914	(26.6)

		6/30/06	12/31/05
Investment Portfolio Composition:
Fixed Income Securities, by Rating: [2]
NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,320,718	$1,288,015	2.5
2	Baa	90,062	105,351	(14.5)
3	Ba	20,801	21,959	(5.3)
4	B	3,000	4,471	(32.9)
5	Caa	—	—	0.0
6	In or near default	—	—	0.0

Total Fixed Income Securities		1,434,581	1,419,796	1.0
Equity Securities		110,640	107,020	3.4
Collateral Loans		129,946	124,667	4.2
Commercial Leases		1,758	2,515	(30.1)
Other Invested Assets		364,959	347,382	5.1

Total Investment Portfolio		$2,041,884	$2,001,380	2.0

[1]	Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

June 30, 2006

(Unaudited)

	02:1Q	02:2Q	02:3Q	02:4Q	2002
Additional Information
Pretax P&C Net Investment Income	7,747,433	8,375,695	7,176,169	7,134,749	30,434,046
Pretax P&C Operating Income	17,393,023	14,283,409	13,309,248	19,211,125	64,196,805
P&C Statutory Invested Assets	562,536,805	587,045,896	592,330,618	598,545,022
P&C Statutory Surplus	276,936,440	274,268,630	285,198,181	291,296,304
P&C Loss & LAE Reserves	140,547,346	144,370,368	145,867,486	145,808,225

Pretax Life Net Investment Income	11,482,042	11,673,726	12,057,548	12,076,982	47,290,298
Pretax Life Operating Income	6,038,921	6,493,899	6,928,507	6,748,195	26,209,522
Life Statutory Invested Assets	731,033,090	737,560,100	735,098,205	749,891,687
Life Statutory Surplus	141,999,217	133,026,858	127,697,259	132,468,334

	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753

Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,148,041	11,646,118	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,346,862	22,743,798	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	722,795,981	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	340,815,304	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684

Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799	10,729,178	40,199,673
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953	24,178,448	105,692,440
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977	733,114,630
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284	407,475,146
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527	157,988,560

Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842	13,012,004	50,962,584
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445	9,749,301	30,477,610
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993	957,658,384
Life Statutory Surplus	163,786,697	167,102,347	171,890,971	177,189,239

	06:1Q	06:2Q	06:3Q	06:4Q	2006
Pretax P&C Net Investment Income	9,678,917	8,867,842			18,546,759
Pretax P&C Operating Income	19,996,255	32,528,491			52,524,746
P&C Statutory Invested Assets (2)	781,525,886	792,053,522
P&C Statutory Surplus	410,789,564	430,367,018
P&C Loss & LAE Reserves (1)	163,390,031	161,008,518

Pretax Life Net Investment Income	13,590,101	13,716,250			27,306,351
Pretax Life Operating Income	7,113,633	6,783,319			13,896,952
Life Statutory Invested Assets	1,002,957,159	999,648,875
Life Statutory Surplus	182,409,009	179,808,669

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company’s ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Certain amounts in prior periods have been reclassified to conform to the presentation adopted in the current period. Such reclassifications did not impact earnings.